                                                                    EXHIBIT 10.1

                              SETTLEMENT AGREEMENT


         This Settlement Agreement (the "Agreement") is made effective as of the ___ day of September, 2000, by and between AAROW Environmental Group, Inc., a Nevada corporation a/k/a AARO Broadband Wireless Communications Corporation ("AARO Broadband"), Getmore Communications, Inc., an Oklahoma corporation ("Getmore"), GKD, Inc., an Oklahoma corporation ("GKD"), Ronald L. Baker, an individual ("Baker"), Gary Duke, an individual ("Duke") (collectively, "AARO"); Broadband Wireless International Corporation, f/k/a Black Giant Oil Company, a Nevada corporation ("Broadband"), by and through Peter Bradford, Esq., duly appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, in Case No. CIV-00-1375, United States District Court, Western District of Oklahoma, pursuant to an Order Appointing Temporary Receiver entered same date (the "Receiver Order"); and Ivan Webb, an individual ("Webb") (collectively, "BBAN"); and BroadCom Wireless Communications Corporation, a/k/a BroadCom Communications Group, a/k/a Broadband Wireless Communications Corporation, an Oklahoma corporation ("BroadCom") by and through Peter Bradford, Esq., duly appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, pursuant to the Receiver Order; and Black Giant Resources Corporation, an Oklahoma corporation ("Black Giant Resources") by and through Peter Bradford, Esq., duly appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, pursuant to the Receiver Order; and each of the Purchasers identified in Section 2.1 hereof (the "Stipe Group").


                     I. HISTORY AND PURPOSE OF THE AGREEMENT

                  1.1 Beginning in 1999, Getmore, GKD, Baker, and Duke in good faith entered into numerous different written and oral agreements with BBAN, BroadCom, Black Giant Resources and others for the purpose of creating and funding businesses proficient in high speed internet and wireless related services. Getmore, GKD, Baker, and Duke have alleged in the various civil actions hereinafter identified that BBAN, BroadCom, Black Giant Resources and others breached those agreements. As a result of those alleged breaches of agreements, Baker in good faith rescinded his agreements with BBAN, BroadCom, Black Giant Resources and others.

                  1.2 The United States Securities and Exchange Commission initiated a civil action on August 11, 2000, in the United States District Court, Western District of Oklahoma, Case No. CIV-00-1375, against BBAN, BroadCom, Black Giant Resources, Webb and others for alleged violations of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The District Court issued in that civil action on August 11, 2000, a Temporary Restraining Order, Asset Freeze and Order Requiring Accountings, Prohibiting Destruction and Alteration of Documents. At the same time, the District Court entered an Order Appointing Temporary Receiver.

                  1.3 It is the purpose of this Agreement to accomplish a complete and final settlement of all claims, demands, differences and causes of action between AARO, Getmore, GKD, Baker, Duke, BBAN, BroadCom, Black Giant Resources, the Stipe Group and each of the officers, directors, agents, employees, representatives, and shareholders thereof, with respect to the disputes described below.

                                  II. RECITALS

                  2.1 Beginning on or about February 15, 2000, Broadband offered and sold debentures ("Debentures") to a limited number of individuals. On or about February 15, 2000, members of the Stipe Group purchased the Debentures, as follows:

Debenture No.              Purchaser                          Amount
-------------              ---------                          ------
A-001                      Gene Stipe                        $ 25,000
A-002                      Gene Stipe                        $ 25,000
A-003                      Eddie Harper                      $ 25,000
A-004                      Eddie Harper                      $ 25,000
A-005                      Viking Group                      $ 25,000
A-006                      Jerry Miller Trust                $ 25,000
A-007                      Jerry Miller Trust                $ 25,000
A-008                      Gene Stipe                        $ 25,000
A-009                      Steve Copeland                    $ 25,000
A-010                      Stra, LLC                         $ 25,000
A-011                      John Thetford                     $ 25,000
A-012                      Eddie Harper                      $ 25,000
A-013                      Eddie Harper                      $ 25,000
A-014                      Gene Stipe                        $ 25,000
A-015                      Gene Stipe                        $ 25,000
A-016                      Sam Lovera                        $ 25,000
A-017                      Steve Copeland                    $ 25,000
A-018                      Eric Bohne                        $ 25,000
A-009                      Don Brown                         $ 50,000
                                                             --------
TOTAL                                                        $500,000

                  2.2 Beginning on or about May 15, 2000, AARO Broadband issued 1,400,000 restricted warrants ("Restricted Warrants") to a limited number of individuals with a strike price of $.375. Said warrants were issued to the following individuals ("Restricted Warrant Holders") in the corresponding amounts:

Harper            216,666
Morsett           750,000
Stipe             216,667
Thetford          216,667

                  2.2 On or about May 24, 2000, Broadband filed a civil action in the District Court of Oklahoma County, Oklahoma styled Broadband Wireless International Corporation, f/k/a Black Giant Oil Company vs. Ronald L. Baker, AAROW Environmental Group, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-3816 (the "First Civil Action"), wherein Broadband alleged, among other things, claims against

Baker, Getmore and AARO for negligent misrepresentation. In the First Civil Action Baker filed counter-claims against Broadband, and third party claims against Webb, Knight and BroadCom alleging, among other things, claims for breach of contract, violations of federal and state securities laws, fraud and conversion.

                  2.3 On or about July 14, 2000, BroadCom and Black Giant Resources filed a civil action in the District Court of Oklahoma County, Oklahoma styled BroadCom Wireless Communications, Corp and Black Giant Resources Corporation vs. Ronald L. Baker, ARROW Environmental Groups, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-5129 (the "Second Civil Action"), wherein BroadCom and Black Giant Resources alleged, among other things, claims against Baker, Getmore and AARO for negligent misrepresentation.

                  2.4 On or about June 30, 2000, Gary Duke, Ron Baker, and GKD, Inc. filed a civil action in the District Court of Oklahoma County, Oklahoma styled Gary Duke, Ron Baker, and GKD, Inc. vs. BroadCom Wireless Communications Corporation, Case No. CJ-2000-4813 (the "Third Civil Action"), wherein Gary Duke, Ron Baker, and GKD, Inc. alleged, among other things, claims against BroadCom for conversion and fraud.

                  2.5 AARO, BBAN, Black Giant Resources, the Stipe Group and BroadCom desire to compromise and resolve all claims against one another and have reached an agreement finally resolving all of the claims each of them has against the other, both in the First Civil Action, the Second Civil Action, and the Third Civil Action, and otherwise asserted or unasserted but as may be claimed to exist as of the date hereof.


                            III. TERMS OF SETTLEMENT

                  In consideration of the mutual covenants as set forth herein, the parties hereto agree as follows:

                  3.1 Purchase and Assignment of Claims of Broadband. AARO shall forthwith begin soliciting purchasers (the "Assigned Claims Purchasers") for the asserted and unasserted claims of Broadband in the First Civil Action, Second Civil Action and Third Civil Action as against Baker, AARO Broadband, Getmore, GKD and Duke (the "Assigned Claims"). The Assigned Claims Purchasers shall be identified on or before the hearing date for approval of this Settlement Agreement by the United States District Court for the Western District of Oklahoma ("Approval Hearing") pursuant to Section 3.1.4 hereof. The aggregate purchase price for the Assigned Claims shall be $400,000.00 ("Purchase Price"). The terms of the purchase of the Assigned Claims shall be $200,000.00 payable to the Escrow Agent (as defined in Section 3.2 hereof) on or before the Approval Hearing, and the remaining $200.000.00 shall be paid to the Receiver within sixty (60) days after the Approval Hearing. If, however, the Assigned Claims Purchasers do not pay the remaining $200,000.00, then AARO shall pay the $200,000.00 to the Receiver on or before sixty (60) days after the Approval Hearing. Such solicitations by AARO shall be made solely on a non-public basis, and shall be made solely to "accredited investors," as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as Solicitations for Assigned Claims Purchasers may only be made by duly authorized officers and/or directors of AARO and no direct remuneration for such sales shall be paid by AARO, the Receiver, the Assigned Claims Purchasers or any other person to such officers and/or directors. All Assigned Claims Purchasers shall be required to execute such subscriptions documents and assignment of claims agreements as shall be reasonably required by AARO Broadband and the Receiver, respectively, and all such documentation and the consummation of the transactions contemplated hereby shall be contingent upon the approval of this Agreement by the United States District Court for the Western District of Oklahoma.

                  3.2 Escrow of Settlement Stock, New Warrants and Cash. Upon execution of this Agreement, AARO Broadband shall promptly cause to be delivered to MidFirst Bank ("Escrow Agent"), as the escrow agent for Receiver, an aggregate of 3,000,000 shares of duly authorized, but unissued AARO common stock, $.001 par value per share (the "Settlement Stock"). Upon execution of this Agreement, AARO Broadband shall further promptly cause to be delivered to The Escrow Agent 1,399,998 new warrants, the attributes of which shall be identical in form and substance to the Restricted Warrants identified in Section
2.2 hereof (the "New Warrants"). The Escrow Agent shall accept and hold pursuant to the terms of this Agreement: (i) the Settlement Stock; (ii) the New Warrants; and (iii) all of the funds paid by the Assigned Claims Purchasers pursuant to
Section 3.1 hereof.

                  3.3 Court Approval of Settlement Agreement. Promptly upon execution of this agreement by all parties hereto, the Receiver, AARO and Baker shall undertake to obtain the approval of the terms and conditions of this Agreement in accordance with the Order Approving Temporary Receiver dated August 11, 2000, and provisions of Section 3(a)(10) of the 1933 Act, such that the Settlement Stock may be sold by the Receiver to the Subscribers without restriction under the 1933 Act.

                  3.4 Attributes of Settlement Stock and New Warrants. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Sections 3.1 and 3.2, above, the Settlement Stock and New Warrants shall be deemed to be free-trading stock exempt from registration pursuant to Section 3(a)(10) of the 1933 Act.

                  3.5 Cash Payments. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Sections 3.1, 3.2 and 3.3, above, the Escrow Agent shall: (i) release the cash proceeds received from the Assigned Claim Purchasers to the Receiver; and (ii) release the Settlement Stock to the Assigned Claims Purchasers. In the event that, for any reason the United States District Court does not approve the terms and conditions of this Agreement pursuant to Section 3.3 hereof, the Escrow Agent shall return the Settlement Stock to AARO Broadband and return the money paid by the Assigned Claims Purchasers.

                  3.6 Return of Certain BBAN Stock of Baker and Duke. Pursuant to various agreements entered into between BroadCom, Getmore, GKD, Baker and Duke, Baker and Duke received from BBAN a total of 2,700,000 shares of common stock of BBAN. Promptly upon approval of this Agreement by the District Court and payment of the full Purchase Price, Baker and Duke shall take all steps necessary to cause to be delivered to BBAN physical possession of 2,700,000 such shares of common stock, and the Escrow Agent shall distribute 200,000 shares of the Settlement Stock to Duke.

                  3.7 Assumption of Debenture Liability. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, the Debentures, as identified in Section 2.1 hereof, shall be deemed to have been surrendered by the Stipe Group to Broadband, and deemed to have been cancelled by Broadband. The Stipe Group shall thereupon be deemed to have released and discharged BBAN and its officers and directors, past and present, from any liability arising out of the Debentures purchased by the Stipe Group. AARO Broadband shall thereupon be deemed to have cancelled and thereafter deemed void the said Debentures. In consideration of the cancellation of said debentures by AARO Broadband, the Escrow Agent shall release 1,000,000 shares of the Settlement Stock to the Stipe Group based upon their proportionate share of ownership in said debentures as set forth in
Section 2.1 hereof.

                  3.8 Cancellation of Restricted Warrants. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, the Restricted Warrants, as identified in
Section 2.2 hereof, shall be deemed to have been surrendered by the Restricted Warrant Holders to AARO Broadband. The Restricted Warrant Holders shall thereupon be deemed to have released and discharged AARO Broadband and its officers and directors, past and present, from any liability arising out of the Restricted Warrants purchased by the Restricted Warrant Holders. AARO Broadband shall thereupon be deemed to have cancelled and thereafter deemed void the said Restricted Warrants. In consideration of the cancellation of said Restricted Warrants by AARO Broadband, the Escrow Agent shall release 1,400,000 New Warrants to the Restricted Warrant Holders based upon their proportionate share of ownership in the Restricted Warrants as set forth in Section 2.2 hereof.

                  3.9 Dismissal of First Civil Action.

                           3.9.1 Upon entry of an appropriate court order
approving the terms and conditions of this Agreement as set forth in Section 3.3 above, Broadband shall execute and deliver to Baker and AARO a Dismissal With Prejudice of all of the claims asserted by it in the First Civil Action. A copy of the form of such Dismissal With Prejudice is attached hereto as Exhibit A. Upon receipt of such Dismissal With Prejudice, Baker and AARO shall thereafter promptly file such Dismissal With Prejudice with the District Court of Oklahoma County, Oklahoma.

                           3.9.2 Upon entry of an appropriate court order
approving the terms and conditions of this Agreement as set forth in Section 3.3 above, Baker shall execute and deliver to BBAN and BroadCom a Dismissal With Prejudice of all of the counter-claims and third party claims (except as to claims against Don Knight) asserted by him in the First Civil Action. A copy of the form of such Dismissal With Prejudice is attached hereto as Exhibit B. Upon receipt of such Dismissal With Prejudice, BBAN and BroadCom shall thereafter promptly file such Dismissal With Prejudice with the District Court of Oklahoma County, Oklahoma.

                  3.10 Dismissal of Second Civil Action. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, BroadCom Wireless Communications Corporation and Black Giant Resources Corporation shall execute and deliver to Baker and AARO a Dismissal With Prejudice of the Second Civil Action. A copy of the form of Dismissal With Prejudice is attached hereto as Exhibit C. Baker and AARO shall thereafter promptly file such Dismissal With Prejudice with the District Court of Oklahoma County, Oklahoma.

                  3.11 Dismissal of Third Civil Action. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, Baker, Duke and Getmore shall execute and deliver to BroadCom Wireless Communications Corporation and Black Giant Resources Corporation a Dismissal With Prejudice of the Second Civil Action (except as to claims against Don Knight). A copy of the form of Dismissal With Prejudice is attached hereto as Exhibit D. BroadCom Wireless Communications Corporation and Black Giant Resources Corporation shall thereafter promptly file such Dismissal With Prejudice with the District Court of Oklahoma County, Oklahoma.

                  3.12 General Release of Baker, Duke, Getmore, GKD, Inc., the Stipe Group and AARO. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Broadband, BroadCom, Black Giant Resources, and Webb each, individually and collectively, for themselves and their respective officers, directors, heirs, successors and assigns, hereby release, discharge, and relinquish any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which they, their officers, directors, agents, employees, heirs, personal representatives, attorneys, insurance carriers, successors and assigns ever had, now has, or may claim to have, against AARO, Getmore, GKD, the Stipe Group, Baker and Duke, their respective past and present partners, members, trustees, beneficiaries, principals, employers, officers, shareholders, directors, employees, attorneys, insurance carriers, agents, heirs, related corporations, subsidiaries, personal representatives, successors and assigns.

                  3.13 General Release of Broadband, BroadCom, Black Giant Resources, and Webb. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Baker, Duke, Getmore, GKD, the Stipe Group and AARO each, individually and collectively, for themselves and their respective officers, directors, heirs, successors and assigns, hereby release, discharge, and relinquish any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which they, their officers, directors, agents, employees, heirs, personal representatives, attorneys, insurance carriers, successors and assigns ever had, now has, or may claim to have, against Broadband, BroadCom, Black Giant Resources, and Webb (but not Don Knight), and, except for Don Knight, their respective past and present partners, members, trustees, beneficiaries, principals, employers, officers, shareholders, directors, employees, attorneys, insurance carriers, agents, heirs, related corporations, subsidiaries, personal representatives, successors and assigns.

                  3.14 Specific Release of GKD Related Claims. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Duke and Baker, in their individual capacity, specifically release, discharge, and relinquish any and all claims, demands or causes of action that they had, may have, or which may hereafter accrue against Broadband, BroadCom, Black Giant Resources, and Webb (but not Don Knight), and arising out of any alleged sale, exchange or transfer of any stock or other ownership interest in or to GKD, Inc. Broadband, BroadCom, Black Giant Resources, and Webb specifically release, discharge, and relinquish any and all claims, demands or causes of action that they had, may have, or which may hereafter accrue against Duke or Baker and arising out of any alleged sale, exchange or transfer of any stock or other ownership interest in or to GKD, Inc. Broadband, BroadCom, Black Giant Resources, and Webb acknowledge that they, and each of them, have no stock or other equitable or legal ownership interest in or claim to GKD, Inc.


                               IV. INDEMNIFICATION

                  4.1 Indemnification of AARO. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in
Section 3.3 above and payment of the full Purchase Price, Broadband hereby agrees to indemnify and hold harmless AARO and each officer, director and employee (whether past, present or future) of AARO against and in respect of all actions, suits, proceedings, demands, and assessments brought by any past, present or future holder of one or more shares of common stock of Broadband in connection with both this Settlement Agreement and the various claims of Broadband finally resolved and settled hereby, and any judgments, attorney's fees, costs and expenses associated therewith.

                  4.2 Indemnification of Broadband. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in
Section 3.3 above and payment of the full Purchase Price, AARO hereby agrees to indemnify and hold harmless the Receiver, Broadband and each officer, director and employee (whether past, present or future) of Broadband against and in respect of all actions, suits, proceedings, demands, and assessments brought by any past, present or future holder of one or more shares of common stock of AARO in connection with both this Settlement Agreement and the various claims of AARO finally resolved and settled hereby, and any judgments, attorney's fees, costs and expenses associated therewith.

                           V. MISCELLANEOUS PROVISIONS

                  5.1 Press Releases. Neither AARO nor BBAN shall issue any press release describing or in any way referring to this Settlement Agreement without the prior written approval of the other. AARO and BBAN shall each work in good faith to prepare either a mutually acceptable joint release or mutually acceptable separate releases.

                  5.2 Compromise. The parties agree that they are entering into this Agreement as a compromise of disputed claims to avoid the cost and expense of litigation. By entering into this Agreement, none of the parties hereto admits any wrongdoing, liability or obligation whatsoever.

                  5.3 Additional Documents. All parties agree to furnish any additional information and execute any and all additional documents not inconsistent with the provisions of this Agreement which may be required by, or as may be necessary or proper to carry out effectively, the provisions and purposes of this Agreement.

                  5.4 Partial Invalidity. If a part of this Agreement is declared to be illegal or unenforceable by a court of competent jurisdiction, then the remainder shall be construed as a valid, enforceable contract, if practical.

                  5.5 Entire Agreement. This Agreement embodies the entire agreement between the parties hereto with respect to the matters involved herein and supersedes any previous negotiations or agreements between the parties with respect to such matters. This Agreement was not executed in reliance upon any statement or representation by either party other than those set forth above. This Agreement may not be modified except by a subsequent agreement in writing signed by all affected parties. No amendment or modification of this Agreement shall be effective unless executed in writing by the parties affected by such amendment or modification.

                  5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which constitutes an original and all of which taken together shall constitute one and the same agreement.

                  5.7 Authority to Execute. The signatories hereto each warrant that they have the authority to enter this Agreement, and any related documents, on behalf of the individual and/or entity on whose behalf they execute said documents.

                  5.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs and personal representatives.

                  5.9 Paragraph Headings. The paragraph headings contained herein are included for convenience and reference purposes only and are not to be used in construing or interpreting this Agreement.

                  5.10 Time of Essence. Time is of the essence of this Agreement.

                  5.11 Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of Oklahoma.

                  5.12 Enforceability. The covenants of this Agreement shall be specifically enforceable. In the event either party shall file an action to enforce the obligations imposed on the other party, the prevailing party shall be entitled to its costs and expenses, including a reasonable attorney's fee, incurred in connection with enforcement of such obligations.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                                       BROADBAND WIRELESS INTERNATIONAL
                                       CORPORATION, f/k/a BLACK GIANT OIL
                                       COMPANY, a Nevada corporation


                                       By:
                                          --------------------------------------
                                       Its: Receiver


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this _____ day of ______________, 2000.


                                       -----------------------------------------
                                       Notary Public
My Commission Expires:

-------------------
(SEAL)

                                       AAROW ENVIRONMENTAL GROUP, INC.,
                                       a Nevada corporation


                                       By:
                                          --------------------------------------
                                       Its: President


ATTEST:

------------------------
Secretary
(SEAL)

                            CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF                  )
          -------------

         Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as President of AARO Broadband Wireless Communications Corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this ____ day of ___________________________, 2000.


                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)

                                       BROADCOM WIRELESS COMMUNICATIONS
                                       CORPORATION, an Oklahoma corporation


                                       By:
                                          --------------------------------------
                                       Its: Receiver


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this _____ day of ______________, 2000.


                                       ------------------------------------
                                       Notary Public
My Commission Expires:

-------------------
(SEAL)

                                       BLACK GIANT RESOURCES CORPORATION,
                                       an Oklahoma corporation


                                       By:
                                          --------------------------------------
                                       Its: Receiver


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this _____ day of ______________, 2000.


                                       ------------------------------------
                                       Notary Public
My Commission Expires:

-------------------
(SEAL)

                                       GETMORE COMMUNICATIONS, INC.,
                                       an Oklahoma corporation


                                       By:
                                          --------------------------------------
                                       Its: President
ATTEST:

-------------------
Secretary
(SEAL)


                            CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF _____________    )

         Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as President of Getmore Communications, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this ____ day of ___________________________, 2000.

                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)

                                       GKD, INC., an Oklahoma corporation


                                       By:
                                          --------------------------------------
                                       Its: President

ATTEST:

------------------------
Secretary
(SEAL)


                            CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF _____________    )

         Before me, the undersigned authority, on this day personally appeared ________________________, known to me to be the person whose name is subscribed to the foregoing instrument as President of GKD, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

         Given under my hand and seal of office this ____ day of ___________________________, 2000.

                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)

                                       -----------------------------------------
                                       Ronald L. Baker, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF                  )
          -----------

         Before me, the undersigned authority, on this day personally appeared Ronald L. Baker, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this _____ day of ______________, 2000.


                                       -----------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)

                                       -----------------------------------------
                                       Gary Duke, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF                  )

         Before me, the undersigned authority, on this day personally appeared Gary Duke, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this _____ day of ______________, 2000.


                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)

                                       -----------------------------------------
                                       Ivan W. Webb, an individual


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF                  )
          -----------

         Before me, the undersigned authority, on this day personally appeared Ivan W. Webb, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

         Given under my hand and seal of office this _____ day of ______________, 2000.


                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)

                                                     THE STIPE GROUP


                                       By:
                                          --------------------------------------
                                          John M. Thetford, attorney-in-fact


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA          )
                           )  ss.
COUNTY OF                  )
          -----------

         Before me, the undersigned authority, on this day personally appeared John Thetford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth, and pursuant to the Power of Attorney attached hereto as Exhibit E.

         Given under my hand and seal of office this _____ day of ______________, 2000.

                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

-------------------
(SEAL)